UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2008 (December 23, 2008)

MASSEY ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-7775	95-0740960
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

4 North 4th Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 788-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

In response to passage of The American Jobs Creation Act of 2004 (the “Act”), the Board of Directors of Massey Energy Company (the “Company”) has taken steps to ensure that the Company’s deferred compensation plans, programs, and arrangements comply with new requirements under the Internal Revenue Code of 1986, as amended (the “Code”). Specifically, the Act added a new section to the Code, Section 409A (“Section 409A”), which imposes new requirements on deferred compensation arrangements. Accordingly, the Company’s Board of Directors authorized and directed the amendment of the Company’s deferred compensation plans, programs and arrangements and authorized and directed that steps be taken to ensure that any other deferred compensation plans, programs, or arrangements of the Company comply with Section 409A. The amended and restated plans, programs and arrangements were entered into as of December 23, 2008, and will be effective as of January 1, 2009. Most of the changes made to these plans, programs and arrangements are not material and have been made only for the purpose of clarification or conforming to the requirements of Section 409A.

The changes to these plans, programs and arrangements include, among other changes, the following, as applicable:

•

to provide that amounts payable under certain equity and incentive compensation awards will be paid no later than two and one-half months after the end of year in which vested, and to clarify the payment of non-stock dividends on restricted stock will be made currently as paid to other shareholders, in order for those payments to be exempt from Section 409A as short term deferrals;

•

to provide for vesting on retirement under certain of the agreements in connection with a participant’s cessation of service on the Company’s Board of Directors only with the express approval by the Board of Directors or the committee that administers the Company’s 2006 Stock and Incentive Compensation Plan;

•

to provide for payment and provision of benefits only at times permitted by Section 409A, including if an executive resigns as a result of an adverse change in employment conditions that is considered to be a “termination of employment” under Section 409A;

•

to conform the “change in control” provisions in certain plans to the Section 409A definition - a “change in control shall be deemed to occur if (i) a third person acquires thirty percent (30%) or more of the voting power of the Company to elect directors (in lieu of twenty-five percent (25%)) within a 12-month period, or (ii) if as the result of any cash tender or exchange offer, merger or other business combination the Board of Directors of the Company is replaced by persons whose appointment was not endorsed by a majority of the directors before such transaction;

•

to decrease the period from 36 months to 24 months under which an executive can receive benefits if his/her employment is terminated after a change in control and, in the case of certain equity and incentive compensation awards or arrangements, to eliminate any payment due to voluntary cessation of employment after a change in control;

•

to define cessation of employment to mean a “separation from service” within the meaning of Section 409A where it is reasonably anticipated that no further services would be performed after such date or that the level of bona fide services the executive would perform after that date (whether as an employee or independent contractor) would permanently decrease to no more than 20 percent of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period (or, if lesser, the period of executive’s service);

•

to provide that “specified employees” (as defined for Section 409A purposes) will not be paid amounts from certain programs until the date that is six months after such employee’s separation from service or, if earlier, his/her death; and

•

to provide that a participant’s deferral elections and time and form of payment elections comply with the limitations of Section 409A and that deferral elections in effect at the time of a 401(k) hardship withdrawal will be cancelled so that no further deferrals will be made.

All plans and agreements to which changes have been made are filed as exhibits to this Form 8-K and are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information required by this Item 5.02 is included in Item 1.01 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Massey Energy Company Non-Employee Director Compensation Summary (as amended and restated, effective January 1, 2009) [filed as Exhibit 10.1 to Massey’s current report on Form 8-K filed November 14, 2008 and incorporated by reference].

10.2	Form of Non-Employee Director Initial Restricted Stock Award Agreement under the Massey Energy Company 2006 Stock and Incentive Compensation Plan.

10.3	Form of Non-Employee Director Initial Restricted Unit Award Agreement under the Massey Energy Company 2006 Stock and Incentive Compensation Plan.

10.4	Form of Non-Employee Director Annual Restricted Stock Award Agreement under the Massey Energy Company 2006 Stock and Incentive Compensation Plan.

10.5	Form of stock option agreement under the Massey Energy Company 2006 Stock and Incentive Compensation Plan [filed as Exhibit 10.3 to Massey’s current report on Form 8-K filed November 14, 2008 and incorporated by reference].

10.6	Form of restricted stock agreement under the Massey Energy Company 2006 Stock and Incentive Compensation Plan [filed as Exhibit 10.4 to Massey’s current report on Form 8-K filed November 14, 2008 and incorporated by reference].

10.7	Form of restricted unit agreement under the Massey Energy Company 2006 Stock and Incentive Compensation Plan [filed as Exhibit 10.5 to Massey’s current report on Form 8-K filed November 14, 2008 and incorporated by reference].

10.8	Form of cash incentive award agreement based on earnings before taxes under the Massey Energy Company 2006 Stock and Incentive Compensation Plan [filed as Exhibit 10.6 to Massey’s current report on Form 8-K filed November 14, 2008 and incorporated by reference].

10.9	Form of cash incentive award agreement based on earnings before interest, taxes, depreciation and amortization under the Massey Energy Company 2006 Stock and Incentive Compensation Plan [filed as Exhibit 10.7 to Massey’s current report on Form 8-K filed November 14, 2008 and incorporated by reference].

10.10	Retention and Employment Agreement as Amended and Restated, effective January 1, 2009, between Massey Energy Company and John Christopher Adkins.

10.11	Letter Agreement, originally dated November 13, 2007, as Amended and Restated effective January 1, 2009 between Massey Energy Company and Don L. Blankenship.

10.12	Employment Agreement as Amended and Restated, effective January 1, 2009, between Massey Energy Company and Michael K. Snelling.

10.13	Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2009).

10.14	Massey Energy Company 1996 Executive Stock Plan (as amended and restated, effective January 1, 2009).

10.15	Massey Energy Company 1999 Performance Incentive Plan (as amended and restated ,effective January 1, 2009).

10.16	Massey Energy Company 2006 Stock and Incentive Compensation Plan (as amended and restated, effective January 1, 2009).

10.17	Massey Executive Deferred Compensation Program (as amended and restated, effective January 1, 2009).

10.18	Massey Energy Company Deferred Directors’ Fees Program (as amended and restated, effective January 1, 2009).

10.19	A.T. Massey Coal Company, Inc. Executive Deferred Compensation Plan (as amended and restated, effective January 1, 2009) .

10.20	A.T. Massey Coal Company, Inc. Supplemental Benefit Plan (as amended and restated, effective January 1, 2009).

10.21	Massey Energy Company Stock Plan for Non-Employee Directors (as amended and restated, effective January 1, 2009).

10.22	Massey Energy Company 1997 Restricted Stock Plan for Non-Employee Directors (as amended and restated, effective January 1, 2009).

10.23	Amendment to Donald L. Blankenship’s Special Successor and Development Retention Program effective January 1, 2009.

10.24	Change in Control Severance Agreement between Massey Energy Company and Don L. Blankenship (as amended and restated, effective January 1, 2009).

10.25	Change in Control Severance Agreement between Massey Energy Company and Christopher Adkins (as amended and restated, effective January 1, 2009).

10.26	Change in Control Severance Agreement between Massey Energy Company and Eric B. Tolbert (as amended and restated, effective January 1, 2009).

10.27	Change in Control Severance Agreement between Massey Energy Company and Michael K. Snelling (as amended and restated, effective January 1, 2009).

10.28	Amendment to A.T. Massey Coal Company, Inc. Executive Retirement Plan Trust effective January 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSEY ENERGY COMPANY

Date: December 23, 2008

	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Vice President and Corporate Secretary

Exhibit Index

Exhibit Number	Description of Exhibit
10.1	Massey Energy Company Non-Employee Director Compensation Summary (as amended and restated, effective January 1, 2009) [filed as Exhibit 10.1 to Massey’s current report on Form 8-K filed November 14, 2008 and incorporated by reference].

10.2	Form of Non-Employee Director Initial Restricted Stock Award Agreement under the Massey Energy Company 2006 Stock and Incentive Compensation Plan.

10.3	Form of Non-Employee Director Initial Restricted Unit Award Agreement under the Massey Energy Company 2006 Stock and Incentive Compensation Plan.

10.4	Form of Non-Employee Director Annual Restricted Stock Award Agreement under the Massey Energy Company 2006 Stock and Incentive Compensation Plan.

10.5	Form of stock option agreement under the Massey Energy Company 2006 Stock and Incentive Compensation Plan [filed as Exhibit 10.3 to Massey’s current report on Form 8-K filed November 14, 2008 and incorporated by reference].

10.6	Form of restricted stock agreement under the Massey Energy Company 2006 Stock and Incentive Compensation Plan [filed as Exhibit 10.4 to Massey’s current report on Form 8-K filed November 14, 2008 and incorporated by reference].

10.7	Form of restricted unit agreement under the Massey Energy Company 2006 Stock and Incentive Compensation Plan [filed as Exhibit 10.5 to Massey’s current report on Form 8-K filed November 14, 2008 and incorporated by reference].

10.8	Form of cash incentive award agreement based on earnings before taxes under the Massey Energy Company 2006 Stock and Incentive Compensation Plan [filed as Exhibit 10.6 to Massey’s current report on Form 8-K filed November 14, 2008 and incorporated by reference].

10.9	Form of cash incentive award agreement based on earnings before interest, taxes, depreciation and amortization under the Massey Energy Company 2006 Stock and Incentive Compensation Plan [filed as Exhibit 10.7 to Massey’s current report on Form 8-K filed November 14, 2008 and incorporated by reference].

10.10	Retention and Employment Agreement as Amended and Restated, effective January 1, 2009, between Massey Energy Company and John Christopher Adkins.

10.11	Letter Agreement, originally dated November 13, 2007, as Amended and Restated effective January 1, 2009 between Massey Energy Company and Don L. Blankenship.

10.12	Employment Agreement as Amended and Restated, effective January 1, 2009, between Massey Energy Company and Michael K. Snelling.

10.13	Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2009).

10.14	Massey Energy Company 1996 Executive Stock Plan (as amended and restated, effective January 1, 2009).

10.15	Massey Energy Company 1999 Performance Incentive Plan (as amended and restated ,effective January 1, 2009).

10.16	Massey Energy Company 2006 Stock and Incentive Compensation Plan (as amended and restated, effective January 1, 2009).

10.17	Massey Executive Deferred Compensation Program (as amended and restated, effective January 1, 2009).

10.18	Massey Energy Company Deferred Directors’ Fees Program (as amended and restated, effective January 1, 2009).

10.19	A.T. Massey Coal Company, Inc. Executive Deferred Compensation Plan (as amended and restated, effective January 1, 2009) .

10.20	A.T. Massey Coal Company, Inc. Supplemental Benefit Plan (as amended and restated, effective January 1, 2009).

10.21	Massey Energy Company Stock Plan for Non-Employee Directors (as amended and restated, effective January 1, 2009).

10.22	Massey Energy Company 1997 Restricted Stock Plan for Non-Employee Directors (as amended and restated, effective January 1, 2009).

10.23	Amendment to Donald L. Blankenship’s Special Successor and Development Retention Program effective January 1, 2009.

10.24	Change in Control Severance Agreement between Massey Energy Company and Don L. Blankenship (as amended and restated, effective January 1, 2009).

10.25	Change in Control Severance Agreement between Massey Energy Company and Christopher Adkins (as amended and restated, effective January 1, 2009).

10.26	Change in Control Severance Agreement between Massey Energy Company and Eric B. Tolbert (as amended and restated, effective January 1, 2009).

10.27	Change in Control Severance Agreement between Massey Energy Company and Michael K. Snelling (as amended and restated, effective January 1, 2009).

10.28	Amendment to A.T. Massey Coal Company, Inc. Executive Retirement Plan Trust effective January 1, 2009.